Exhibit 99.2
Drug Candidate Event Date Gout Gout Gout RDEA594 Phase 2a - Cohort 2 Allopurinol Combo Results (Study 201) ? RDEA594 Febuxostat Combination Study Results (Study 105) ? RDEA594 Phase 2b Monotherapy Study Results (Study 202) ? RDEA594 Phase 2b Allopurinol Add-On Study Results (Study 203) 2H10 RDEA594 Renal Impairment Study Results (Study 204) ? RDEA594 Phase 1b Allopurinol combination (Study 110) ? RDEA594 Phase 1b Febuxostat combination (Study 111) ? Cancer Cancer Cancer RDEA119 MTD achieved in Phase 1 advanced cancer ? RDEA119 MTD achieved in Phase 1/2 sorafenib combination ? 38